THIRD AMENDMENT TO
AGREEMENT AND PLAN OF MERGER;
SECOND AMENDMENT TO PAYING AGENT AGREEMENT;
AND
TERMINATION OF ESCROW AGREEMENT

THIS THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER, SECOND AMENDMENT TO PAYING AGENT AGREEMENT, AND TERMINATION OF ESCROW AGREEMENT (this "Amendment") is made this 29th day of September 2009, by and among the following:

- PERMA-FIX NORTHWEST, INC. (f/k/a NUVOTEC USA, INC.), a Washington corporation (the "Company");

- PERMA-FIX NORTHWEST RICHLAND, INC. (f/k/a PACIFIC ECOSOLUTIONS, INC.), a Washington corporation and wholly owned subsidiary of the Company ("PEcoS" or "PESI-NWR");

- PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Parent" or "PESI");

- NUVOTRUST LIQUIDATION TRUST, as Representative (the "Representative"), NUVOTRUST TRUSTEE, LLC, trustee (the "Trustee");

- ROBERT L. FERGUSON, an individual ("Ferguson"), and WILLIAM N. LAMPSON, an individual ("Lampson"), as controlling members of the Trustee of the Representative (together, the "Trust Advisors");

- RETTIG OSBORNE FORGETTE, LLP, Washington limited liability partnership (the "Paying Agent"); and

- THE BANK OF NEW YORK COMPANY, INC., as escrow agent (the "Escrow Agent").

WITNESSETH

WHEREAS, the Company, PESI-NWR, PESI, and PESI Transitory, Inc., a Washington corporation ("Merger Sub"), entered into that certain Agreement and Plan of Merger, dated April 27, 2007, as amended by the First Amendment to Agreement and Plan of Merger, dated June 13, 2007, and the Second Amendment to Agreement and Plan of Merger, dated November 18, 2008 (collectively, the "Merger Agreement");

WHEREAS, unless otherwise set forth in this Amendment, the capitalized terms in this Amendment shall have meanings ascribed to them in the Merger Agreement;

WHEREAS, in connection with the Merger, the Company and PESI-NWR became, directly or indirectly, wholly owned subsidiaries of PESI;

WHEREAS, the provisions of paragraph 1.5(iii) of the Merger Agreement provide that, subject to the terms of the Merger Agreement, the shareholders of the Company immediately prior to the consummation of the Merger Agreement ("Prior Shareholders") shall receive as a partial consideration for the acquisition of the Company and PEcoS an Earn-Out Amount of up to a maximum of $4,552,250 pursuant to the Merger Agreement, with the first $1.0 million of the Earn-Out Amount to be retained and placed in an escrow account to be held and distributed by the Escrow Agent pursuant to the Escrow Agreement, dated June 13, 2007 (the "Escrow Agreement") between PESI, the Representative, and the Escrow Agent;

WHEREAS, in accordance with the terms of the Paying Agent Agreement, dated June 13, 2007, as amended by the Acknowledgement and Amendment, dated November 18, 2008 (collectively, the "Paying Agent Agreement"), between PESI, the Representative, and the Paying Agent, PESI is required to deposit with the Paying Agent for payment to the Prior Shareholders, the portion of the Earn-Out Amount that is not to be held in the escrow account and such other amounts that were paid to the Prior Shareholders as of the closing of the Merger Agreement to be paid to the Prior Shareholders after the closing of the Merger Agreement pursuant to the terms of the Paying Agent Agreement;

WHEREAS, the amount held in the escrow account is subject to certain claims by PESI for indemnification as provided in paragraph 26 of the Merger Agreement and is required to be held in the escrow account for the period ending on the second anniversary of the date that the full $1.0 million is placed into escrow by PESI and for such further period as may be required pursuant to the Escrow Agreement;

WHEREAS, pursuant to the Merger Agreement, the Representative has been designated by the Prior Shareholders to represent the interests of the Prior Shareholders in connection with the Merger Agreement, the Escrow Agreement, and the Paying Agent Agreement;

WHEREAS, the Trustee is the appointed and acting trustee of the Representative, and the controlling members of the Trustee are the Trust Advisors; and

WHEREAS, the Prior Shareholders have authorized the Representative, through the Trustee and the Trust Advisors, to amend, modify or change in any manner, for and on behalf of the Prior Shareholders, the Merger Agreement, the Escrow Agreement and the Paying Agent Agreement;

WHEREAS, the Prior Shareholders, through the Representative, the Trustee and the Trust Advisors, the parties to the Merger Agreement and Paying Agent Agreement desire to terminate the Escrow Agreement and to amend the Merger Agreement and the Paying Agent Agreement to provide, among other things,

(a) elimination of the escrow, Escrow Account and the Escrow Agreement;

(b) elimination of the requirement that the Parent shall pay the first $1.0 million of the Earn-Out Amount into the Escrow Account for payment to the Parent as a

result of claims for indemnification by the Parent or the Parent Indemnitees under the Merger Agreement,

(c) the method of paying claims for indemnification made by the Parent and the Parent Indemnitees under paragraph 26 of the Merger Agreement,

(d) that the Earn-Out Amount payable with respect to fiscal year ended June 30, 2009, will be paid on or before October 5, 2009,

(e) the method of payment of the Earn-Out Amounts in excess of any claims for indemnification under paragraph 26 of the Merger Agreement,

(f) the offset and reduction of Earn-Out Amounts payable by the Parent in satisfaction of amounts for which the Parent and/or the Parent Indemnities may be entitled to indemnification, and

(g) certain other amendments, all as set forth below.

WHEREAS, Robert L. Ferguson is currently serving as a director of PESI, is a Prior Shareholder, and, together with William N. Lampson, is a controlling member and member of the Advisory Committee of the Trustee of the Trust;

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties and covenants herein contained, and intending to be legally bound, the parties hereto hereby agree as follows:

1. Termination of Escrow Agreement. PESI, the Representative, and the Trustee, on behalf of the Prior Shareholders, and the Escrow Agent (together, the "Escrow Parties") hereby terminate the Escrow Agreement and any escrow account created thereunder.

1.1. No Required Distribution. The Escrow Parties acknowledge and agree that, as of the date of this Amendment, no funds have been deposited with the Escrow Agent, and no escrow funds exist to be distributed by the Escrow Agent as a result of the termination of the Escrow Agreement and any escrow account created thereunder.

1.2. No Liability; Survival. None of the Escrow Parties shall have any liability to the other parties as a result of the termination of the Escrow Agreement; provided however, that Section 7 (Indemnification of the Escrow Agent) and Section 8 (Fees and Expenses of Escrow Agent) shall survive the termination of the Escrow Agreement pursuant to the terms of such sections.

1.3. Escrow Agent Fees and Expenses. In accordance with the provisions Section 8 of the Escrow Agreement, all fees, expenses, and charges due and owing to the Escrow Agent, if any, shall be paid one-half by the Representative and one-half by PESI. The Representative hereby authorizes and directs PESI to deduct the Representative's one-half share of such Escrow Agent fees, expenses, and charges, if any are due the Escrow Agent, from the 2009 Earn-Out Amount

(defined below) to be deposited with the Paying Agent pursuant to paragraph 2 of this Amendment. Upon PESI deducting such amount from the 2009 Earn-Out Amount, PESI will be responsible for the payment of all of the fees, expenses, and charges, if any, due and owing to the Escrow Agent.

2. Deposit of 2009 Earn-Out Amount. On or before October 5, 2009, PESI will deposit with the Paying Agent the amount of $734,272, less any amounts paid to the Escrow Agent, if any, under Section 1.3 hereof, in current funds in full and complete satisfaction of PESI's obligation to pay the Earn-Out Amount with respect to the fiscal year ended June 30, 2009 (the "2009 Earn-Out Amount"). The Representative and the Trust Advisors, on behalf of the Prior Shareholders, hereby agrees that no Earn-Out Amount is owed under the Merger Agreement with respect to the fiscal year ended June 30, 2008, and upon receipt by the Paying Agent of the deposit described in the preceding sentence, no additional Earn-Out Amount will be owing under the Merger Agreement with respect to the fiscal year ended June 30, 2009. The terms of the Paying Agent Agreement are hereby amended to conform with the provisions of this paragraph.

3. Amendments to Merger Agreement. The Merger Agreement is hereby amended as follows:

3.1. Escrow Period. Each occurrence of the term "Escrow Period" in the Merger Agreement is hereby deleted and the term "Indemnification Period" (as defined in paragraph 26.3.1 is hereby inserted in lieu of each such occurrence.

3.2. Amendment to Paragraph 1.5.3 "Determination and Payment of Earn-Out Amount. Paragraph 1.5.3 of the Merger Agreement is hereby amended by inserting the following new paragraphs 1.5.3.10 and 1.5.3.11 immediately following paragraph 1.5.3.9:

1.5.3.10 Offset for Losses. Notwithstanding the provisions of paragraph 1.5.3 to the contrary, the Parent may, from time to time, offset and reduce any or all of the Earn-Out Amount payable to the Paying Agent with respect to each fiscal year ending on or after June 30, 2010, in satisfaction of the payment, reimbursement, settlement or discharge of any claims for Losses (as defined in paragraph 26.1) suffered or incurred or which may be suffered or incurred by any of the Parent Indemnitees (as defined in paragraph 26), with the amount of such offset being equal to the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs, expenses or attorney's or other fees which have been or may be reasonably incurred in connection therewith) (collectively, the "Offset Amount"), as set forth in the Notice of Claim delivered by Parent or Indemnitee pursuant to paragraph 26.2.1. The Offset Amount may be revised by PESI in its reasonable judgment by written notice to the Shareholders' Representative. The Representative and the Parent agree that the Offset Amount

for the fiscal year ending June 30, 2010, will include, but not be limited to, the sum of $97,660.00, representing Losses relating to the tax assessment, issued May 8, 2009, by the State of Washington, Department of Revenue, Richland Office, for excise tax owing, plus interest thereon, for the annual periods 2005, 2006, 2007, and 2008.

1.5.3.11 Form of Payment. Notwithstanding the provisions of paragraph 1.5.3 to the contrary, the payment by the Parent of the Earn-Out Amount, less the Offset Amount, to be paid for any fiscal year ending on or after June 30, 2010, may be satisfied by the Parent, at the option of the Parent exercised in its sole discretion, by delivery to the Paying Agent of (a) current funds or (b) if such Earn-Out Amount, less the Offset Amount, for such fiscal year exceeds $1.0 million, the first $1.0 million of such Earn-Out Amount in current funds and an Earn-Out Promissory Note (as defined below) in the principal amount equal to the balance thereof. The term "Earn-Out Promissory Note" means a three-year, unsecured, promissory note executed by the Parent in favor of the Paying Agent in substantially the form of Exhibit "A" to this Amendment hereto, bearing an annual rate of interest of 6%, payable in 36 equal monthly installments, with the first installment to be due and payable on the 15th day of the month following issuance of such note and a monthly installment due and payable on the 15th day of each of the next 35 months.

3.3. Amendment to Paragraph 26.3.1 "Survival; Time Limitation." Paragraph 26.3.1 of the Merger Agreement is hereby deleted in its entirety and the following new paragraph 26.3.1 is substituted in lieu thereof:

26.3.1 Survival; Time Limitation. The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by the Company, PEcoS or the Company Stockholders to Parent and/or Merger Sub in connection with this Agreement shall survive the Closing. Any Claim made by a party hereunder shall be preserved despite the subsequent expiration of the Indemnification Period (defined below) and any claim set forth in a Notice of Claim sent prior to the expiration of the Indemnification Period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence or as set forth in paragraph 26.3.2, no claim for indemnification under this paragraph 26 shall be brought after the period ending on the second anniversary of the date that Parent becomes obligated to pay to the Paying Agent, in accordance with paragraph 1.5.3.7, the aggregate Earn-Out

Amount equal to $1.0 million (the "Indemnification Period") for those fiscal years ending on or after June 30, 2010. No amounts payable to the Paying Agent in connection with the Earn-Out for periods ending prior to the end of fiscal year June 30, 2010, shall be considered for purposes of calculating the Indemnification Period.

3.4. Amendment to Paragraph 26.3.2. Paragraph 26.3.2 of the Merger Agreement is hereby deleted in its entirety and the following new paragraph 26.3.2 is substituted in lieu thereof:

26.3.2 Aggregate Amount Limitation. The Parent Indemnities shall not be entitled to assert any claims for indemnification under this paragraph 26 unless the aggregate of all Losses suffered or incurred or to be suffered or incurred by any of the Parent Indemnities exceeds $50,000. Except as set forth in this paragraph 26.3.2, the aggregate liability for Losses pursuant to this paragraph 26 shall not exceed the sum of $1.0 million. Notwithstanding any other term of this Agreement, any Claim for Losses relating to (i) Liabilities of the Company or PEcoS for Taxes, the misrepresentation or inaccuracies with respect to the capitalization of the Company or PEcoS, or for willful or reckless misrepresentation of any representation, warranty or covenant by the Company, PEcoS, or the Company Stockholders (such Claim being an "Other Claim") will survive the Closing and a Claim for indemnification under this paragraph 26 for or relating to such Other Claim may be brought and asserted at any time and from time to time by the Parent or any of the Parent Indemnitees during the applicable statute of limitation of such Other Claim and the amount of such indemnification for such "Other Claim" shall not be limited, and (ii) any Claim by any employee of, or individual leased under the Recipient Contract by, the Company or PEcoS, or any representative of such employee or leased individual, for injuries or losses suffered or to be suffered by any such employee or leased individual, in connection with or arising out of or resulting from an accident or incident during 2006 involving, directly or indirectly, in whole or in part, Americium occurring while working at the PEcoS facility (hereafter referred to as the "Americium Incident") will survive the Closing and any such Claim for indemnification under this paragraph 26 relating to or in connection with or arising out of the Americium Incident may be brought and asserted by the Parent or any of the Parent Indemnitees at any time and from time to time during the period beginning the Effective Time and ending September 30, 2011, and the amount of such indemnification for such Claim relating to or in connection

with or arising out of the Americium Incident shall not exceed the sum of $1.0 million, except the amount of such Claim relating to the Americium Incident shall be reduced by the amount of such Claim paid by the Surviving Company's or PEcoS' general liability insurance carrier in effect at the time of such incident. Any Claim relating to an Other Claim or the Americium Incident made on or prior to the expiration of the applicable statute of limitations period as to Other Claim or on or prior to September 30, 2011 as to the Americium Incident which may be contested by the Representatives pursuant to the terms of this paragraph 26, shall be preserved despite the subsequent expiration of such period and shall survive until such final resolution of such Claim.

3.5. Conforming Amendments. The Merger Agreement is further amended as follows, to conform the Merger Agreement to reflect the termination of the Parent's obligation to pay the first $1.0 million of the Earn-Out Amount to the Escrow Agent under the Escrow Agent and to terminate the Escrow Agreement, including, but not limited to:

- Section 1.4.2 is amended by deleting the phrase:

  and subject further to the first $1.0 million of the Earn-Out Amount to be retained and deposited in Escrow pursuant to paragraphs 1.5.3 and 4.1

- Paragraph 1.5(iii) is hereby amended by deleting the following phrase:

  , less the first $1.0 million of the Earn-Out Amount to be paid by the Parent and/or the Surviving Company hereunder to be retained and placed in an Escrow Account to be held by the Escrow Agent pursuant to paragraph 4.1

- Paragraph 1.5.3.1 is hereby amended by deleting the following phrase in the first paragraph thereof:

  less the first $1.0 million of such Earn-Out Amount to be paid hereunder to be retained and placed by the Parent in an escrow account to be held by the Escrow Agent pursuant to paragraph 4.1 and the Escrow Agreement,

- Paragraph 1.5.3.5 is hereby amended by deleting the following phrase in the last sentence thereof:

  and may be paid with the Parent's consent from the Escrow Amount.

- Paragraph 1.5.3.7 is hereby amended by deleting the following phrase from the first sentence thereof:

  > and the first $1.0 million of such Earn-Out Amount being retained and placed by the Parent in an escrow account to be held by the Escrow Agent pursuant to paragraphs 1.5.3.1 and 4.1 and the Escrow Agreement

- Paragraph 2 is hereby amended by deleting the phrase:

  > the Escrow Agent shall transfer to the Parent out of the Escrow Amount

  and adding the following phrase at the end of the last sentence thereof:

  > shall be deemed a Loss that shall be offset against the Earn-Out Amount pursuant to paragraph 1.5.3.10.

- Paragraph 4.1, excluding paragraph 4.1.1, is hereby deleted and following new paragraph 4.1 is substituted in lieu thereof:

  > Paragraph 4.1 Intentionally Omitted.

- Paragraph 4.1.1 is hereby amended by deleting the phrase:

  > the Escrow Agreement and

- Paragraph 23 is hereby amended by deleting the following phrase:

  > then that amount of the Escrow Amount equal to the amount of the Distribution Taxes, shall be transferred to Parent in accordance with the terms of the Escrow Agreement. If the amount of Distribution Taxes exceed the value of all of the Escrow Amount then held by the Escrow Agent,

- Paragraph 25.1.8 is hereby deleted and the following is substituted in lieu thereof:

  > 25.1.8 Intentionally Omitted.

- Paragraph 26.2.7 is hereby amended by deleting the following phrase:

  > and such amount shall be determined in accordance with the provisions of the Escrow Agreement

3.6. Amendment to Section 29 "Defined Terms." Section 29 of the Merger Agreement is hereby amended by adding the following definitions in alphabetical order:

Term	Paragraph
Earn-Out Promissory Note	1.5.3.10
Excess Earn-Out Amount	1.5.3.10
Indemnification Period	26.3.1
Offset Amount	1.5.3.10

and by deleting the following definitions:

Deleted Term	Paragraph
Escrow Amount	4.1
Escrow Period	4.1
Escrow Agent	4.1
Escrow Agreement	4.1

4. Amendments to Paying Agent Agreement. Section 5.1 of the Paying Agent Agreement is hereby amended by deleting the last sentence thereof.

5. Representations and Warranties. Each of the Representative, the Trustee, and the Trust Advisors, jointly and severally, represents and warrants that (a) the Representative, the Trust and the Trust Advisors have the full and requisite power and authority on behalf of the Prior Shareholders to execute and deliver this Amendment and the agreements described herein and to consummate the agreements and other transactions contemplated hereby and thereby, and (b) the execution of this Amendment by the Trustee, through the Trust Advisors, for the Representative of this Amendment constitutes the legal and binding obligation of the Prior Shareholders, enforceable against the Prior Shareholders in accordance with its terms.

6. Continuing Effect. The Merger Agreement and the Paying Agent Agreement, as amended and modified by this Amendment, shall remain in full force and effect.

7. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be an original instrument, but all of which taken together will constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PERMA-FIX NORTHWEST, INC. (f/k/a NUVOTEC USA, INC.),
a Washington corporation

By: ______________________
Dr. Louis F. Centofanti, Chief Executive Officer

(the "Company")

PERMA-FIX NORTHWEST RICHLAND, INC.
(f/k/a PACIFIC ECOSOLUTIONS, INC.),
a Washington corporation

By: ______________________________
Dr. Louis F. Centofanti, Chief Executive Officer

("PEcoS" or "PESI-NWR")

PERMA-FIX ENVIRONMENTAL SERVICES, INC.,
a Delaware corporation

By: ______________________________
Dr. Louis F. Centofanti, Chief Executive Officer

("Parent" or "PESI")
NUVOTRUST LIQUIDATION TRUST

("Representative")

By: NUVOTRUST TRUSTEE, LLC, as trustee

By: ______________________________
Robert L. Ferguson

By: ______________________________
William N. Lampson

("Trustee")

____
ROBERT L. FERGUSON, an individual

("Ferguson")

____
WILLIAM N. LAMPSON, an individual

("Lampson")

(together, "Representatives")

PERMA-FIX NORTHWEST RICHLAND, INC.
(f/k/a PACIFIC ECOSOLUTIONS, INC.),
a Washington corporation

By: ______________________________
Dr. Louis F. Centofanti, Chief Executive Officer

("PEcoS" or "PESI-NWR")

PERMA-FIX ENVIRONMENTAL SERVICES, INC.,
a Delaware corporation

By: ______________________________
Dr. Louis F. Centofanti, Chief Executive Officer

("Parent" or "PESI")
NUVOTRUST LIQUIDATION TRUST

("Representative")

By: NUVOTRUST TRUSTEE, LLC, as trustee

By: ______________________________
Robert L. Ferguson

By: ______________________________
William N. Lampson

("Trustee")

____
ROBERT L. FERGUSON, an individual

("Ferguson")

____
WILLIAM N. LAMPSON, an individual

("Lampson")

(together, "Representatives")

RETTIG OSBORNE FORGETTE, LLP,
as Paying Agent

By: ______________________
Diehl R. Rettig

("Paying Agent")

K:\07034 Perma-Fix\0072 Nuvotec\Amendments\Third Amendment (Nuvotec).14.doc

FORM OF

EARN-OUT
PROMISSORY NOTE

$______________ ______________, 20__

FOR VALUE RECEIVED, PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Payor"), promises to pay to the order of RETTIG OSBORNE FORGETTE, LLP, a Washington limited liability company, as Paying Agent under the Paying Agent Agreement, dated June 13, 2007 (the "Paying Agent Agreement"), between Nuvotrust Northwest Liquidation Trust, created under the Declaration of Trust and Liquidation Trust Agreement, dated June 13, 2007, and Paying Agent (the "Payee"), and its successors, at such place as designated in writing by the Payee, the principal sum of ______________ DOLLARS ($______________), in lawful money of the United States, together with interest thereon at the annual rate equal six percent (6%) (the "Interest Rate"). Interest will be calculated on the basis of the actual days elapsed based on a per diem charge computed over a year composed of 360 days.

Principal and interest will be paid in 36 successive monthly installments of principal and interest. The first monthly payment is due and payable on the 15th day of ________, 20__, and consecutive monthly payments are due and payable on the 15th day of each month thereafter. The entire unpaid principal balance and all accrued but unpaid interest thereon will be due and payable on the 15th day of ____________, 20__. The monthly installments of principal and interest will be as set forth in Schedule "1" attached hereto. The Payor may prepay the principal balance of this Note, in whole or in part, without penalty.

The Payor agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights under this Note, or otherwise relating to the indebtedness hereby evidenced, the Payor will pay the Payee's reasonable attorneys' fees, all court costs and all other expenses incurred by the Payee in connection therewith.

If any of the following events ("Events of Default") occur and are continuing, the Payee may, at the Payee's option, declare the full amount of the unpaid principal balance of this Note and all accrued interest under this Note immediately due and payable:

1. The Payor at any time defaults in the payment to the Payee of any installment of principal or interest when due and payable under this Note and such default is not cured within 15 days after receipt of notice from the Payor to the Payee; or

2. If (a) the Payor commences any case, proceeding, or other action (i) relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or

insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition, or other similar relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian, or other similar official for it, or for all or any substantial part of its assets, or making a general assignment for the benefit of its creditors; or (b) there is commenced against Payor any case, proceeding or other action of a nature referred to in clause (a) above which results in the entry of an order for relief or any such adjudication or appointment, or remains dismissed, undischarged, or unbonded for a period of 60 days; or (c) there is commenced against Payor any case, proceeding, or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which is vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (d) any action is taken by Payor in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or (c) above; or (e) Payor does not, or is unable to, or admits in writing its inability to, pay its debts as they become due.

In the event an Event of Default occurs, the Payor will pay interest on the entire unpaid principal balance due under this Note at the annual rate equal to the Interest Rate, plus 5% until the date the Event of Default is cured or the date the entire principal balance due hereunder is paid in full to the Payee.

This Note is governed by, and will be construed in accordance with, the laws of the State of Delaware. None of the terms or provisions of this Note may be waived, altered, modified or amended except as the Payee may consent thereto in writing.

IN WITNESS WHEREOF, the undersigned has executed this instrument on the ____ day of ________________, 20__.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

ACKNOWLEDGEMENT AND AMENDMENT
(Paying Agent Agreement)

NUVOTRUST TRUSTEE, LLC (the "Trustee"), as trustee of NUVOTRUST LIQUIDATION TRUST, as the Representative, and each of ROBERT L. FERGUSON, an individual, and WILLIAM N. LAMPSON, an individual, as the members of the Advisory Committee of the Trustee and controlling members of the Trustee, and RETTIG OSBORNE FORGETTE, LLP, as Paying Agent (the "Paying Agent"), under the Paying Agent Agreement, dated June 13, 2007, as amended by the Acknowledgement and Amendment, dated November 18, 2008 (collectively, the "Paying Agent Agreement"), between PESI, the Representative, and the Paying Agent, each hereby:

(a) represents and warrants that the undersigned has read carefully the Third Amendment to Merger Agreement; Second Amendment to Paying Agent Agreement, and Termination of Escrow Agent (the "Second Amendment") executed herewith; and

(b) approves the amendment to the Paying Agent Agreement as contemplated in paragraph 4 of the Second Amendment, and the Paying Agent Agreement is hereby amended as provided in paragraph 4 of the Second Amendment.

This Acknowledgement and Amendment is executed effective the 29th day of September 2009.

NUVOTRUST LIQUIDATION TRUST

("Representative")

By: NUVOTRUST TRUSTEE, LLC, as trustee

By: Robert L. Ferguson
Robert L. Ferguson

By: ______________________
William N. Lampson

("Trustee")

ACKNOWLEDGEMENT AND AMENDMENT
(Paying Agent Agreement)

NUVOTRUST TRUSTEE, LLC (the "Trustee"), as trustee of NUVOTRUST LIQUIDATION TRUST, as the Representative, and each of ROBERT L. FERGUSON, an individual, and WILLIAM N. LAMPSON, an individual, as the members of the Advisory Committee of the Trustee and controlling members of the Trustee, and RETTIG OSBORNE FORGETTE, LLP, as Paying Agent (the "Paying Agent"), under the Paying Agent Agreement, dated June 13, 2007, as amended by the Acknowledgement and Amendment, dated November 18, 2008 (collectively, the "Paying Agent Agreement"), between PESI, the Representative, and the Paying Agent, each hereby:

(a) represents and warrants that the undersigned has read carefully the Third Amendment to Merger Agreement; Second Amendment to Paying Agent Agreement, and Termination of Escrow Agent (the "Second Amendment") executed herewith; and

(b) approves the amendment to the Paying Agent Agreement as contemplated in paragraph 4 of the Second Amendment, and the Paying Agent Agreement is hereby amended as provided in paragraph 4 of the Second Amendment.

This Acknowledgement and Amendment is executed effective the 29th day of September 2009.

NUVOTRUST LIQUIDATION TRUST

("Representative")

By: NUVOTRUST TRUSTEE, LLC, as trustee

By: ______________________
Robert L. Ferguson

By: [signature]
William N. Lampson

("Trustee")

NUVOTRUST LIQUIDATION TRUST

("Representative")

By: NUVOTRUST TRUSTEE, LLC, as trustee

By: ______________________
Robert L. Ferguson

By: ______________________
William N. Lampson

("Trustee")

____
ROBERT L. FERGUSON, an individual

____
WILLIAM N. LAMPSON, an individual

(together, "Representatives")

RETTIG OSBORNE FORGETTE, LLP, as Paying Agent

By: ______________________
Diehl R. Rettig

("Paying Agent")

NUVOTRUST LIQUIDATION TRUST

("Representative")

By: NUVOTRUST TRUSTEE, LLC, as trustee

By: ______________________
Robert L. Ferguson

By: ______________________
William N. Lampson

("Trustee")

____
ROBERT L. FERGUSON, an individual

____
WILLIAM N. LAMPSON, an individual

(together, "Representatives")

RETTIG OSBORNE FORGETTE, LLP, as Paying Agent

By: ______________________
Diehl R. Rettig

("Paying Agent")

ACKNOWLEDGEMENT AND TERMINATION
(Escrow Agreement)

THE BANK OF NEW YORK, as the duly appointed and acting Escrow Agent under the Escrow Agreement, dated June 13, 2007 (the "Escrow Agreement"), between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("PESI"), and NUVOTRUST LIQUIDATION TRUST, as Representative (the "Representative"), hereby:

(a) represents and warrants that the undersigned has read carefully the Third Amendment to Merger Agreement; Second Amendment to Paying Agent Agreement, and Termination of Escrow Agent (the "Termination Agreement") executed herewith; and

(b) acknowledges, consents and agrees to the termination of the Escrow Agent pursuant to the terms and conditions set forth in paragraph 1 of this Termination Agreement.

This Acknowledgement and Termination is executed effective the 29th day of September 2009.

THE BANK OF NEW YORK, as escrow agent

By: [signature]
Name: THOMAS HACKER
Title: VICE PRESIDENT

("Escrow Agent")